================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                JANUARY 27, 2004
                                (Date of Report)

                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)

                            MARYLAND                                                         36-3857664
(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

           TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                                         60606
             (Address of principal executive offices)                                         (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)


================================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Manufactured Home Communities, Inc. press release dated January 27, 2004 "MHC Reports Fourth Quarter Results".

ITEM 9.           REGULATION FD DISCLOSURE

         On January 27, 2004, Manufactured Home Communities, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. This information is furnished as Exhibit 99.1 pursuant to
Item 12. Disclosure of Results of Operations and Financial Condition, under Item 9 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MANUFACTURED HOME COMMUNITIES, INC.

                                       BY:  /s/ THOMAS P. HENEGHAN
                                            ------------------------------------
                                            Thomas P. Heneghan
                                            Chief Executive Officer

                                       BY:  /s/ MICHAEL BERMAN
                                            -----------------------------------
                                            Michael Berman
                                            Vice President and
                                              Chief Financial Officer

DATE: January 27, 2004